UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) August 9, 2006 (August 9, 2006)
QUOVADX, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-29273	85-0373486

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7600 E. Orchard Road, Suite 300-S, Greenwood Village, CO 80111
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (303) 488-2019
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
From time to time, Company management expects to meet with current and potential investors to discuss the Company’s operational strategy, its products and services and the market opportunities in the industries it serves. The presentation that serves as the basis for these discussions is based on recent disclosures made in our second-quarter 2006 earnings conference call held on July 28, 2006, our first-quarter conference call held on April 27, 2006, our year-end 2005 earnings call held on March 7, 2006 and our Forms 10-Q filed on July 28 and May 1, 2006 and our Form 10-K filed on March 7, 2006, respectively, and is attached as exhibit 99.1 to this Form 8-K, the content of which is incorporated herein by reference.
Exhibit 99.1 to this Form 8-K contains “non-GAAP financial measure(s)” as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The non-GAAP financial measures are Days Sales Outstanding (DSO) and EBITDA. These measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”).
•	Days Sales Outstanding is calculated as: net outstanding accounts and unbilled receivables at the end of the quarter divided by total revenue for the quarter, multiplied by 90.

•	EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Detailed reconciliations of EBITDA compared to the most directly similar GAAP financial measures, are presented in the table below:
Quovadx, Inc.
EBITDA Reconciliation
(in thousands)
(Unaudited)
Total Company

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
GAAP net loss	$(1,310)	$(90)	$(9,076)	$(1,599)
Interest income	(230)	(199)	(622)	(204)
Depreciation & amortization	2,934	3,033	5,683	5,944
Income taxes	137	80	195	153

EBITDA	$1,531	$2,824	$(3,820)	$4,294

Integration Solutions Division (ISD)

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
Net income from operations	$424	$344	$804	$971
Depreciation & amortization	1,308	1,472	2,559	2,816

EBITDA	$1,732	$1,816	$3,363	$3,787

CareScience Division

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
Net (loss)/income from operations	$(131)	$218	$448	$168
Depreciation & amortization	438	496	888	1,005

EBITDA	$307	$714	$1,336	$1,173

Rogue Wave Software Division

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
Net income from operations	$2,506	$2,558	$4,745	$4,763
Depreciation & amortization	1,003	933	1,926	1,891

EBITDA	$3,509	$3,491	$6,671	$6,654

The Company believes that such presentation provides useful information to management and to investors.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report of Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit
Number	Exhibit

99.1	Third Quarter 2006 Investor Relations Presentation

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUOVADX, INC.

Date: August 9, 2006
/s/ Linda K. Wackwitz

Linda K. Wackwitz
Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit

99.1	Third Quarter 2006 Investor Relations Presentation